Supplement dated October 30, 2025, to the Statutory Prospectus, Updating Summary Prospectus, and Initial Summary Prospectus dated May 1, 2025, for the
Pacific Choice Income Variable Annuity contracts

Issued by Pacific Life & Annuity Company

The purpose of this supplement is to amend a prior announcement, changing certain underlying fund information. This supplement must be preceded or accompanied by the Initial Summary Prospectus, Updating Summary Prospectus, or Statutory Prospectus, as applicable, (collectively, the “Prospectus”) for your Contract, as supplemented. All information in the Prospectus dated May 1, 2025, remains in effect unless otherwise supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. “We”, “us”, or “our” refer to Pacific Life & Annuity Company, as applicable; “you” or “your” refer to the Contract Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 748-6907 or online at http://www.PacificLife.com/Prospectuses. Please retain this supplement for future reference.

A previously communicated change dated October 9, 2025 regarding the Macquarie VIP Asset Strategy Series, is now targeted to become effective on or around December 1, 2025 instead of November 3, 2025. The APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT is amended to reflect the following changes on or around December 1, 2025:

•	All references to the name Macquarie VIP Asset Strategy Series will change to Nomura VIP Asset Strategy Series.

All other references in the prospectus to the name Macquarie VIP Asset Strategy Series will change to Nomura VIP Asset Strategy Series.

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